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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 14, 1999.

                                yesmail.com, inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     00026871                36-4020286
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                         565 Lakeview Parkway, Suite 135
                          Vernon Hills, Illinois 60061
                     --------------------------------------
                     Address of principal executive offices

                                 (847) 918-9292
                     --------------------------------------
               Registrant's telephone number, including area code

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 14, 1999, CMGI, Inc., a Delaware corporation ("CMGI"), agreed to acquire yesmail.com, inc., a Delaware corporation ("yesmail"), through a merger of Mars Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of CMGI (the "Transitory Subsidiary") with and into yesmail, as a result of which the stockholders of yesmail will become stockholders of CMGI. Under the terms of the agreement, CMGI will issue .1252 shares of common stock for every share of yesmail common stock held on the closing date of the transaction. The close of the merger, expected in March 2000, is subject to customary conditions, including formal approval by yesmail stockholders. A copy of the Agreement and Plan of Merger and Reorganization, by and among CMGI, yesmail and Transitory Subsidiary, dated December 14, 1999, is attached hereto as Exhibit 2.1.

         In connection with the merger, CMGI and yesmail also entered into a Stock Option Agreement, whereby yesmail granted CMGI an option to purchase up to 4,044,400 shares of common stock at a cash purchase price equal to $25.76 per share; provided, however, that the number of shares issuable to CMGI shall not exceed 19.9% of the outstanding shares of yesmail common stock. The option may be exercised by CMGI in the event that the merger is terminated under certain circumstances. A copy of the Stock Option Agreement is attached hereto as
Exhibit 2.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) It is impracticable for the registrant to provide the required financial statements for the business acquired at the time of filing this report, but the registrant will file such required financial statements, if required pursuant to this item and Rule 3-05(b) of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty (60) days after this report was required to be filed initially.

         (c)  Exhibits.

     2.1 Agreement and Plan of Merger and Reorganization by and among CMGI, Inc., Mars Acquisition, Inc. and yesmail.com, inc. dated December 14, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       yesmail.com, inc.


                                       /s/ David M. Tolmie
                                       ----------------------------------------
                                       David M. Tolmie, Chief Executive Officer

                                       Date:  December 21, 1999








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                                INDEX TO EXHIBITS

Exhibit Number                          Description
--------------      ------------------------------------------------------------
     2.1            Agreement and Plan of Merger and Reorganization by and among
                    CMGI, Inc., Mars Acquisition, Inc. and yesmail.com, inc.
                    dated December 14, 1999.











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